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EXHIBIT 10.8

EVCC/ELIGIBLE BUSINESS INVESTMENT AGREEMENT

THIS AGREEMENT made the 25th day of September, 1996.

BETWEEN:

  PML EMPLOYEE (EVCC) CORP., a British Columbia company, having an office at Suite 1212, 1175 Douglas Street, Victoria, British Columbia, Canada.

  (the "EVCC")

AND:

  POWER MEASUREMENT LTD., a British Columbia company, having an office at Suite 1212, 1175 Douglas Street, Victoria, British Columbia, Canada.

  ("PML")

WHEREAS:

A.
The EVCC was formed with the support of PML and its employees with the following objectives in mind:

(i)
to give employees of PML an opportunity to continue to participate in the ownership of their employer;

(ii)
to encourage teamwork and cooperation amount all members and units of PML;

(iii)
to improve PML's ability to retain a skilled workforce;

(iv)
to provide an additional source of equity capital to PML; and

(v)
to provide employees of PML a collective voice in the ownership of their employer.

B.
This Agreement sets forth the terms and conditions upon which the EVCC may invest in PML from time to time; and

C.
The EVCC intends to seek registration as an employee venture capital corporation under the Employee Investment Act, and this Agreement will form part of the EVCC's registration application;

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of the premises and the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto represent, warrant, covenant and agree as follows:

1.  DEFINITIONS AND INTERPRETATION

1.1
In this Agreement, the following terms have the following meanings:

(a)
"Act" means the Employee Investment Act, S.B.C. 1989, c.24, as amended from time to time;

(b)
"Administrator" means the person designated under the Act from time to time to perform the duties of administrator under the Act;

(c)
"Agreement" means this agreement, including all the appendices attached hereto, as supplemented and amended from time to time;

(d)
"Constitution" means the constitution of PML, a certified true copy of which as of the date hereof is attached as Appendix A, as amended from time to time;

  (e)
  "Financial Assistance" means financial assistance in the ordinary meaning of the term except that it does not include:

  (i)
  any financial assistance provided to the EVCC by PML pursuant to paragraph 6.1(g)(h) of this Agreement; and

  (ii)
  employment remuneration paid by PML (or an affiliate thereof) to shareholders, directors or officers of the EVCC solely as a result of their employment by PML (or an affiliate thereof);

  (f)
  "Financial Statements" means:

  (i)
  the financial statements of PML attached as Appendix B; or

  (ii)
  if any subsequent financial statements of PML have been delivered by PML to the EVCC, the latest of those financial statements;

  (g)
  "Fiscal Period" means the fiscal period specified in Item 3 of Appendix D;

  (h)
  "Share Value" means the value per Share determined from time to time in accordance with Appendix F;

  (i)
  "Shares" means the shares of PML of the class identified in Item 1 of Appendix D;

  (j)
  "Redemption Date" means each of the following days in the following months of each year:

      January 1,

      July 1,

  (k)
  "Regulations" means the regulations enacted pursuant to the Act in force from time to time; and

  (l)
  "Request for Redemption" means a request for redemption a repurchase of Shares in the form attached as Appendix G.

1.2
In this Agreement, the words "redeem" and "redemption" include a purchase of shares.

1.3
In this Agreement, unless otherwise defined herein, words and phrases defined in the Act or the Regulations have the meanings given to them in the Act or the Regulations.

1.4
In this Agreement, words (including defined terms) importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

2.  COMMENCEMENT, TERM AND AMENDMENT

2.1
This Agreement will become effective only upon registration of the EVCC as an employee venture capital corporation under the Act.

2.2
This Agreement will terminate only upon receipt by PML of consent in writing to its termination from the EVCC and the Administrator.

2.3
This Agreement may not be amended without the prior consent in writing of the EVCC and the Administrator.

3.  REPRESENTATIONS AND WARRANTIES OF PML

3.1
PML represents and warrants to the EVCC that:

  (a)
  PML is a company duly incorporated, validly existing and in good standing under the laws pursuant to which it was incorporated;

  (b)
  PML meets the requirements of an eligible business specified in the Act and the Regulations;

  (c)
  as at the date of this Agreement, the authorized share capital of PML is as set out in PML' Constitution which is attached as Appendix A;

  (d)
  as at the date of this Agreement, the issued and outstanding share capital of PML is as set out in Item 2 of Appendix D;

  (e)
  the Shares are of a class of shares of PML that:

    (i)
    carry voting rights under all circumstances;

    (ii)
    are not directly restricted in their right to share in the profits of PML or in the division of PML' assets on dissolution or winding up; and

    (iii)
    do not have any rights and restrictions prohibited by the Regulations;

  (f)
  the Shares to be issued pursuant to this Agreement will be from the treasury of PML and will not have been previously issued;

  (g)
  the Financial Statements were prepared in accordance with generally accepted accounting principles, present fairly the financial position and condition of PML as at the date thereof and do not omit to state any material liability or financial obligation of PML as at the date thereof;

  (h)
  since the date of the Financial Statements there has been no material adverse change in the financial position or condition of PML except as separately disclosed in writing to the EVCC;

  (i)
  Appendix C discloses all outstanding options, warrants and conversion rights granted by PML in respect of its securities;

  (j)
  PML is not party to any agreement which prohibits or restricts it from completing any of the transactions contemplated hereunder or complying with the terms hereof; and

  (k)
  the representation and warranties set out in paragraphs (a) to (j) above will be true and correct on each date on which Shares are purchased pursuant to this Agreement.

3.2
The EVCC will be deemed to have relied on the representations and warranties contained in paragraphs (a) to (k) above in respect of each subscription and purchase of Shares pursuant to this Agreement.

4.  PURCHASE OF SHARES

4.1
The EVCC intends to make the share offerings described in Item 2 of Appendix A to its Employee Venture Capital Plan.

4.2
Within 30 days of the end of each such share offering, the EVCC will be entitled to subscribe for and purchase that number of Shares which is equal to the number of EVCC shares subscribed for pursuant to the offering at price per Share equal to the Share Value in effect at the commencement of the offering.

4.3
All subscriptions for Shares under paragraph 4.2 will be in the form attached as Appendix E.

4.4
Upon receipt of payment(s) for Shares subscribed for pursuant to this Article, PML will forthwith duly allot, issue and deliver to the EVCC the Shares in respect of which such payment(s) was made.

4.5
Under a share offering, the EVCC intends on acquiring Class "C" Common Shares of PML from the current holders of such shares. Upon receipt and closing of this offering, PML will forthwith repurchase all Class "C" Common Shares held by the EVCC and in exchange for each Class "C" Common Share repurchased, duly allot, issue and deliver to the EVCC one (1) Class "C" Preferred Share in the share capital of PML.

5.  REPURCHASE/REDEMPTION OF SHARES

5.1
Whenever the EVCC receives a request from an EVCC shareholder for redemption of a number of EVCC shares, the EVCC will deliver a Request for Redemption to PML in respect of an equal number of Shares, and subject to paragraph 5.2, PML will redeem such number of Shares on the next Redemption Date at a price per Share equal to the Share Value in effect as at the date of delivery of the Request for Redemption.

5.2
PML may decline to complete a redemption pursuant to a request under paragraph 5.1 if the redemption would render PML insolvent, or if:

(a)
the redemption would create a working capital deficiency for PML;

(b)
the amount redeemed when added to the total amount of previous redemptions in the fiscal year would exceed the lesser of:

(i)
20% of PML's retained earnings, or

(ii)
50% of PML's net earnings after taxes for the preceding fiscal year;
  (c)
  the redemption would cause PML to be in default of it's financial obligations under a bona fide arm's length loan agreement; or

  (d)
  PML is insolvent.

  Even though a Request for Redemption may be declined under this paragraph, it shall remain in effect until withdrawn or fulfilled.

5.3
If at any time PML declines to complete a redemption pursuant to paragraph 5.2, PML will, thereafter until all Requests for Redemption have been fulfilled, fulfill Requests for Redemption in the following order of priority:

(a)
first, Requests for Redemption made as a consequence of an EVCC shareholder's death;

(b)
second, Requests for Redemption made as a consequence of an EVCC shareholder's retirement;

(c)
third, Requests for Redemption made as a consequence of an EVCC shareholder's involuntary loss of employment; and

(d)
lastly, all other Requests for Redemption;

  and, to the extent necessary, the redemptions will be completed on a pro rata basis among redemptions within the same level of priority.

5.4
On completion of a redemption under this Article 5:

(a)
PML will deliver payment in full for the redeemed Shares to the EVCC; and

(b)
the EVCC will deliver, or cause to be delivered, to PML a Share Certificate representing (or including) the Shares redeemed, duly endorsed for transfer.

5.5
PML may arrange for an affiliate of PML to redeem any Shares requested to be redeemed by the EVCC pursuant to paragraph 5.1, provided that the tests specified in paragraph 5.2 will continue to be applied in respect of PML and not the affiliate.

6.
COVENANTS OF PML

6.1
PML covenants and agrees with the EVCC that:

(a)
it will take all required corporate action to duly allot and issue Shares purchased under this Agreement from the treasury of PML and, upon receipt by PML of payment in full for Shares subscribed for hereunder, the Shares will be validly issued as fully paid and nonassessable shares in the capital of PML;

(b)
it will endeavour to obtain waivers of pre-emptive rights, if applicable, from other shareholders of the Company with respect to each offering;

(c)
within 30 days after the end of each Fiscal Period, it will provide to the EVCC for disclosure to the EVCC's shareholders:

(i)
the Share Value established in accordance with Appendix F;

(ii)
the basis on which the Share Value was established; and

(iii)
disclosure with respect to major decisions made by PML during the Fiscal Period which materially affected the Share Value;

    and, if applicable,

    (iv)
    a summary (including price information) of all new share issuances and options, warrants or conversion rights granted by PML during the Fiscal Period; and

    (v)
    a separate expression of the Share Value on a fully diluted basis;

(d)
it will promptly provide to EVCC with all information required by the EVCC to prepare and file its annual return with the Administrator pursuant to section 31 of the Act;

(e)
if PML no longer meets the requirements of an eligible business set out in section 15 of the Act, it will promptly notify the EVCC of the non-conformity and the particulars thereof;

(f)
it will provide the EVCC with written notice of all meetings of the members or shareholders of PML in accordance with the Act pursuant to which it was incorporated and attach to each such notice a memorandum listing and discussing each matter to be acted and/or voted on at the meeting;

(g)
it will allow shareholders Directors of the EVCC to attend any and all meetings of the members or shareholders of PML;

(h)
it will pay all reasonable expenses incurred by the EVCC of the nature and kind described in Appendix H net of any reimbursements or financial assistance the EVCC may receive from other sources in respect of such expenses;

(i)
it will not, directly or indirectly, use any of the funds raised through the sale of Shares to the EVCC for any of the purposes or uses specified in section 16 of the Act or section 9 of the Regulations;

(j)
when the funds raised by a sale of Shares to the EVCC hereunder have been fully expended, PML will provide the EVCC with a detailed accounting of how the funds were used;

(k)
it will not enter into any agreement which would prohibit or restrict it from completing any of the transactions contemplated hereunder or complying with the terms hereof;

(l)
it will not in the future provide, directly or indirectly, as part of any transaction or series of transactions, a loan, guarantee or any other Financial Assistance to the EVCC, an associate or affiliate of the EVCC, a director, officer or major shareholder of the EVCC or a member of a group that controls the EVCC; and

(m)
it will not accept an investment from any other employee venture capital corporation if the aggregate amounts received by PML from the EVCC and such other employee venture capital corporation, directly or indirectly, would exceed $5 million within a 2 year period.

7.  PRICE AND DILUTION PROTECTIONS

7.1
The aggregate number of shares of PML under any type of purchase option (not including rights under this Agreement) granted by PML to directors, officers or employees (and their associates) of PML (and its affiliates) will not exceed 10% of the issued shares of PML.

7.2
The aggregate number of shares of PML under any type of purchase option (not including rights under this Agreement) granted by PML will not exceed 20% of the issued shares of PML.

7.3
If a share offering by PML outside of this Agreement would reduce the percentage of shares of PML held by the EVCC by more than 10%, the EVCC will be entitled to make an additional offering under its employee venture capital plan of a size that would allow the EVCC to maintain its percentage ownership of PML.

7.4
Notwithstanding the foregoing, PML may proceed with a transaction ordinarily prohibited by one or more of paragraphs 7.1 through 7.3 if PML obtains the prior written consent of the EVCC and the Administrator for the transaction.

8.  GENERAL

8.1
Time will be of the essence in respect of this Agreement.

8.2
This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia.

8.3
The representations, warranties, covenants and agreements of PML contained herein will survive the execution and delivery of this Agreement and the completion of the transactions contemplated hereby.

8.4
Any notice required to be given hereunder by any party will be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed or faxed to, or delivered at, the address of the other parties set forth on page 1 of this Agreement or at such other address or addresses as the parties may from time to time give notice of, and any such notice will be deemed to have been received, if mailed, telexed or faxed, 72 hours after the time of mailing, telexing or fax transmission, and if delivered, upon the date of delivery. If normal mail service, telex service or fax service is impaired by strike, slowdown, force majeure or other cause, a notice set by the impaired means of communication will not be deemed to be received until actually received, and the party sending the notice will utilize another unimpaired means of communication or will deliver such notice in order to ensure prompt receipt thereof.

8.5
The parties each agree to execute and deliver all such further documents and assurances and to do all acts and things which either before or after the execution of this Agreement may be necessary to carry out the full intent and meaning of this Agreement.

8.6
This Agreement and the instruments referred to herein or contemplated hereby constitute the whole agreement between the parties in respect of the matters contemplated hereby and there are no warranties, representations, covenants, terms, conditions or collateral agreements, express implied of statutory, other than those expressly set forth in this Agreement.

8.7
Should a disagreement or dispute arise between the parties with respect to this Agreement or the interpretation thereof, such disagreement or dispute will be referred to a single arbitrator pursuant to the Commercial Arbitration Act of British Columbia, and the determination of such arbitrator will be final and binding upon the parties.

8.8
This Agreement will enure to the benefit of and be binding upon the parties and their respective successors and assigns.

    IN WITNESS WHEREOF the parties have executed this Agreement under seal as of the day, month and year first above written.

PML EMPLOYEES (EVCC) LTD.
by its Authorized Signatory

Per:	/s/ CAROL PENDRAY

POWER MEASUREMENT LTD.
by its Authorized Signatory

Per:	/s/ RON HART

APPENDIX D

Item 1—	Name or Designation of Class of Shares
1996:	Class "F" Common Shares
1997:	Class "F" Common Shares
1998:	Class "F" Common Shares
Item 2—	Issued and Outstanding Share Capital
Present:
	200,000	Class "A" Common Shares
	200,000	Class "B" Common Shares
	9,709	Class "C" Common Shares
	13,996	Class "D" Common Shares
Post Transaction:
	95,849	Class "A" Common Shares
	95,850	Class "B" Common Shares
	215,404	Class "A" Preferred Shares
	9,709	Class "C" Preferred Shares
	13,996	Class "D" Preferred Shares
Item 3—	Fiscal Period (check one)
	(a) fiscal year			X
(b) first six months and last six months of fiscal year
(c) fiscal quarter
Item 4—	EVCC:		Proposed Share Offering
	1996:	4,308	Class "B" Common Shares or that number of Class "B" Shares numerically equivalent to 1% of the then current issued and outstanding share capital of PML.
	1997:	4,351	Class "B" Common Shares or that number of Class "B" Shares numerically equivalent to 1% of the then current issued and outstanding share capital of PML.
	1998:	4,394	Class "B" Common Shares or that number of Class "B" Shares numerically equivalent to 1% of the then current issued and outstanding share capital of PML.

APPENDIX F

Share Valuation

  The value of a Share will be determined on the basis of Fair Market Value as defined below as of December 31 of each year by the Company's accountant or a Chartered Business Valuator, or by such other independent member in good standing of the Canadian Institute of Chartered Business Valuators as PML and the EVCC may agree upon from time to time. In determining the value of a Share, the valuator may not provide for a premium for control, a discount for minority interests, or any adjustment based on any tax, credit allowable under the Income Tax Act (British Columbia) or the Income Tax Act (Canada) in respect of the Share. The valuator's determination must be rendered by March 1st of each year and will effective for Share purchases and repurchases hereunder until the last day of February of the following year.

A.  Fair Market Value of Class "B" Common Shares

Share Valuation

	Low Case			High Case
Estimated future maintainable earnings (A)	$	X		$	X
Earnings multiplier		10	3/4		13
Aggregate estimated "en bloc" value
Less: outstanding long-term debt (B)	$	Z		$	Z
Aggregate estimated equity value	$			$
Rounded to the nearest hundred thousand	$			$
Number of common and preferred shares outstanding (C)
Estimated redemption value per share (A)	$			$

Notes:

A.  As determined by valuator.

B.  Long-term debt, including lease-purchase obligations, per the financial statements.

C.  Obtained from the financial statements.

D.  Accrual redemption price is the average of the high case and the low case.

APPENDIX G

Request for Redemption

To:	Power Measurement Ltd. (the "Company")
(address)

Attn.:		(position)

Re: Redemption of Shares

Pursuant to the terms of our Investment Agreement dated                          (the "Agreement"), the undersigned hereby requests that the Company (redeem/purchase)            shares (the "Shares") of the Company currently owned by the undersigned on the next Redemption Date (as defined in the Agreement).

The undersigned hereby certifies that the Shares:

(i)	were acquired under the Agreement; and
(ii)	are free and clear of any encumbrances and will be so on the Redemption Date.

DATED the          day of                         , 199  .

PML Employee (EVCC) Corporation
Per:	(signature)
(Name of Signatory) (please print)

APPENDIX H

EVCC Expenses

All reasonable net costs, fees and expenses associated with the following:

1.	Registration of the EVCC as an employee venture capital corporation under the Act;
2.	Implementation of the EVCC's employee venture capital plan;
3.	Offerings under the EVCC's employee venture capital plan;
4.	Complying with the requirements (filings, etc.) of the Act, the Company Act (British Columbia) and the Income Tax Act (Canada);
5.	Keeping necessary records and accounts; and
6.	Applications for tax credit certificates on behalf of EVCC shareholders.

But not including the following:

1.	Fees or extra remuneration of any kind paid or payable by the EVCC to directors, officers or shareholders of the EVCC.

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  EXHIBIT 10.8
EVCC/ELIGIBLE BUSINESS INVESTMENT AGREEMENT
APPENDIX D
APPENDIX F Share Valuation
APPENDIX G Request for Redemption
APPENDIX H EVCC Expenses